BlackRock Funds VI

BlackRock CoreAlpha Bond Fund

FDP Series II, Inc.

FDP BlackRock CoreAlpha Bond Fund

Managed Account Series II

BlackRock U.S. Mortgage Portfolio

(each, a “Fund” and collectively, the “Funds”)

Supplement dated August 10, 2018

to the Investor C Shares Prospectus of each Fund (each, a “Prospectus”)

Effective November 8, 2018 (the “Effective Date”), each Fund will adopt an automatic conversion feature for Investor C Shares. Beginning on the Effective Date, Investor C Shares of each Fund will automatically convert to Investor A Shares of the same Fund approximately ten years after the date of purchase. Certain funds (each, a “Predecessor Fund”) will be reorganized into corresponding Funds pursuant to reorganizations which are expected to occur on or about September 17, 2018. The holding period includes the period Investor C Shares were held in the Predecessor Fund. Certain Financial Intermediaries, including group retirement recordkeeping platforms, may not have been tracking such holding periods and therefore may not be able to process such conversions. In these instances, Investor C Shares held as of the Effective Date will automatically convert to Investor A Shares ten years after the Effective Date.

Effective November 8, 2018, each Prospectus is amended as follows:

In the section of each Prospectus entitled “Account Information—How to Choose the Share Class that Best Suits Your Needs—Share Classes at a Glance,” the section of the table in the column entitled “Investor C” and the row entitled “Conversion to Investor A Shares?” is deleted in its entirety and replaced with the following:

Investor C
Conversion to Investor A Shares?	Yes, automatically approximately ten years after the date of purchase. The holding period includes the period Investor C Shares were held in the Predecessor Fund (as defined below). It is the Financial Intermediary’s responsibility to ensure that the shareholder is credited with the proper holding period. As of the Effective Date (as defined below), certain Financial Intermediaries, including group retirement recordkeeping platforms, may not have been tracking such holding periods and therefore may not be able to process such conversions. In such instances, the automatic conversion of Investor C Shares to Investor A Shares will occur ten years after the Effective Date.

The second paragraph in the section of each Prospectus entitled “Account Information—Details About the Share Classes—Investor C Shares—Deferred Sales Charge Option” is deleted in its entirety and replaced with the following:

Effective November 8, 2018 (the “Effective Date”), Investor C Shares will automatically convert to Investor A Shares approximately ten years after the date of purchase. The holding period includes the period Investor C Shares were held in the Predecessor Fund. It is the Financial Intermediary’s responsibility to ensure that the shareholder is credited with the proper holding period. As of the Effective Date, certain Financial Intermediaries, including group retirement recordkeeping platforms, may not have been tracking such holding periods and therefore may not be able to process such conversions. In such instances, the automatic conversion of Investor C Shares to Investor A Shares will occur ten years after the Effective Date. The automatic conversion of Investor C Shares to Investor A Shares is not a taxable event for Federal income tax purposes. Please consult your Financial Intermediary for additional information.

Shareholders should retain this Supplement for future reference.

PR-SHELL-C-0818SUP

2